UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/18

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus High Yield Strategies Fund

ANNUAL REPORT March 31, 2018

Dreyfus High Yield Strategies Fund

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus High Yield Strategies Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Strategies Fund, covering the 12-month period from April 1, 2017 through March 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Heightened volatility has returned to the financial markets. After a period of unusually mild price swings in 2017, inflation concerns, geopolitical tensions and trade disputes caused volatility to increase substantially over the opening months of 2018. As a result, U.S. stocks and bonds generally lost a degree of value over the first quarter of the year.

Despite recent market weakness, stocks across all capitalization ranges posted double-digit returns for the overall reporting period on the strength of rising corporate earnings, improving global economic conditions, and the passage of tax reform legislation and other government policy reforms. Bonds typically produced more mildly positive total returns for the same period, led by corporate-backed securities and long-term U.S. Treasury securities.

In our judgment, underlying market fundamentals remain strong, characterized by sustained economic growth, a robust labor market and strong consumer and business confidence. We expect these favorable conditions to persist, but we remain aware of economic and political developments that could negatively affect the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
April 16, 2018

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2017 through March 31, 2018, as provided by Chris Barris, Kevin Cronk, and Leland Hart, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended March 31, 2018, Dreyfus High Yield Strategies Fund produced a total return of 4.62% (on a net asset value basis) and provided aggregate income dividends of $0.294 per share.1 In comparison, the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 3.70% for the same period.2

High yield corporate bonds produced moderately positive returns over the reporting period amid accelerating economic growth and rising corporate earnings. The fund outperformed the Index, primarily due to favorable security selections and a relatively short average duration.

On February 22, 2018, Leland Hart became a portfolio manager for the fund.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies. The fund may invest up to 10% of its total assets in floating rate loans.

Corporate Earnings Advanced in a Growing Economy

High yield bonds were energized over most of the reporting period by better-than-expected corporate earnings growth, strengthening U.S. labor markets, encouraging global economic developments, and the enactment of U.S. tax reform legislation. However, gains achieved during the final nine months of 2017 were partly offset by heightened market volatility over the first quarter of 2018, when rekindled inflationary pressures, rising geopolitical tensions, and concerns regarding U.S. trade policy undermined investor sentiment.

While lower-rated corporate bonds fared relatively well in the constructive economic environment, higher-quality sectors of the U.S. bond market were undermined by rising interest rates. The Federal Reserve Board (the “Fed”) continued to move away from the aggressively accommodative monetary policies of the past few years, implementing short-term interest-rate hikes in June 2017, December 2017, and March 2018. In October 2017, the Fed began to unwind its balance sheet through sales of U.S. government securities. Longer-term interest rates also climbed over much of the reporting period, putting upward pressure on bond yields. Consequently, the Index and most bond market sectors gave back some of their previous gains over the reporting period’s second half.

As of March 31, 2018 approximately 17.2% of the fund’s holdings were callable within one year, compared to an average of 16.9% over the past five years.3

Lower-Rated Securities Fared Best

The fund’s performance compared to the Index was enhanced over the reporting period by our security selection strategy. The fund received especially strong contributions to relative results from bonds with B and CCC credit ratings, which are at the lower end of the high yield credit-quality spectrum. The reporting period’s top performers included bonds backed by companies in the services, technology, packaging and telecommunications sectors. In the industrials sector, equipment rental companies were bolstered by recovery activities in the wake of several natural disasters. In the health

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

care sector, a biopharmaceutical developer bounced back from previous weakness. The fund’s positions in senior floating rate loans also helped bolster its relative performance.

The fund further benefited from our interest rate strategies. The fund’s holdings featured shorter durations, on average, than their counterparts in the Index, which helped cushion the full brunt of weakness stemming from rising interest rates.

Our asset allocation strategy produced results that were roughly in line with market averages. The benefits of overweighted exposure to the stronger-performing metals-and-mining and chemicals industry groups were balanced by shortfalls resulting from an underweighted position in utilities and relatively heavy holdings of bonds from the telecommunications and packaging sectors. Moreover, disappointing security selections for the reporting period included bonds issued on behalf of a supermarket chain and a cable television provider.

Positioned for Continued Economic Growth

We remain optimistic regarding the prospects for high yield bonds. Business fundamentals remain strong, global economic growth has continued, corporate earnings are rising, and default rates have stayed low. Nonetheless, we are aware of potential pitfalls that could spark additional market volatility over the months ahead. Investors remained worried about geopolitical conflicts and potential trade disputes as of the reporting period’s end, and most analysts expect additional short-term interest rate hikes by the Fed over the remainder of 2018.

Therefore, we believe that a disciplined, research-intensive approach to security selection may become even more important for investment success going forward. We have maintained overweighted exposure to B-rated and CCC-rated securities, and we have identified ample opportunities among bonds backed by companies in the packaging, services and building materials industries. We have found fewer securities meeting our investment criteria among companies in the fixed-line telecommunications and retail sectors.

April 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet — The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

3 Callable securities give the issuer the option to prepay or “call” the securities before their maturity date, which may reduce the market value of the security if the security’s market price is above its call price. Issuers often exercise this right when interest rates are lower than when the security was issued. If an issuer “calls” its securities during a time of lower interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, which could impact the fund’s yield and, indirectly, its market price.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

SELECTED INFORMATION

March 31, 2018 (Unaudited)

Market Price per share March 31, 2018			$3.19
Shares Outstanding March 31, 2018			72,707,688
New York Stock Exchange Ticker Symbol			DHF
MARKET PRICE (NEW YORK STOCK EXCHANGE)
	Fiscal Year Ended March 31, 2018
	Quarter Ended June 30, 2017	Quarter Ended September 30, 2017	Quarter Ended December 31, 2017	Quarter Ended March 31, 2018
High	$3.58	$3.56	$3.55	$3.36
Low	3.39	3.42	3.25	3.16
Close	3.50	3.53	3.34	3.19
PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 29, 1998 (commencement of operations) through March 31, 2018				108.65%
April 1, 2008 through March 31, 2018				163.72
April 1, 2013 through March 31, 2018				17.07
April 1, 2017 through March 31, 2018				2.53
July 1, 2017 through March 31, 2018				(2.90)
October 1, 2017 through March 31, 2018				(5.72)
January 1, 2018 through March 31, 2018				(3.09)

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)				$15.00
March 31, 2017				3.56
June 30, 2017				3.58
September 30, 2017				3.58
December 31, 2017				3.52
March 31, 2018				3.42
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 29, 1998 (commencement of operations) through March 31, 2018				123.58%
April 1, 2008 through March 31, 2018				139.76
April 1, 2013 through March 31, 2018				34.63
April 1, 2017 through March 31, 2018				4.62
July 1, 2017 through March 31, 2018				1.72
October 1, 2017 through March 31, 2018				(0.38)
January 1, 2018 through March 31, 2018				(1.46)

† With dividends reinvested.

STATEMENT OF INVESTMENTS

March 31, 2018

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 141.2%
Casinos - 3.8%
Eldorado Resorts, Gtd. Notes		7.00	8/1/23	725,000	[b]	769,769
International Game Technology, Sr. Scd. Notes		6.50	2/15/25	515,000	[b,c]	554,269
MGM Resorts International, Gtd. Notes		7.75	3/15/22	740,000	[b]	826,025
Scientific Games International, Gtd. Notes		10.00	12/1/22	4,915,000	[b]	5,311,272
TVL Finance, Sr. Scd. Notes	GBP	8.50	5/15/23	1,244,000	[c]	1,880,416
					9,341,751
Collateralized Loan Obligations-Debt - 2.1%
Canyon Capital CLO, Ser. 2014-1A Cl. DR, 3 Month LIBOR + 5.50%		7.27	1/30/31	2,350,000	[c,d]	2,342,299
Voya CLO, Ser. 2014-1A Cl. DR2		6.00	4/18/31	3,000,000	[c]	3,000,000
					5,342,299
Consumer Discretionary - 11.3%
Altice France, Sr. Scd. Notes		7.38	5/1/26	2,440,000	[b,c]	2,333,250
Aston Martin Capital Holdings, Sr. Scd. Notes		6.50	4/15/22	950,000	[b,c]	991,563
Beacon Roofing Supply, Gtd. Notes		6.38	10/1/23	805,000	[b]	849,275
Beazer Homes USA, Gtd. Notes		8.75	3/15/22	1,100,000	[b]	1,188,000
Brookfield Residential Properties, Gtd. Notes		6.38	5/15/25	910,000	[b,c]	925,925
CBS Radio, Sr. Unscd. Notes		7.25	11/1/24	1,795,000	[b,c]	1,837,631
Eldorado Resorts, Gtd. Notes		6.00	4/1/25	5,000	[b]	5,100
Gray Television, Sr. Unscd. Notes		5.88	7/15/26	1,130,000	[c]	1,101,750
J.C. Penney Corp., Scd. Notes		8.63	3/15/25	660,000	[c]	622,050
Lennar, Gtd. Notes		8.38	5/15/18	2,025,000	[b,c]	2,044,035
Mattamy Group, Sr. Unscd. Notes		6.88	12/15/23	1,815,000	[b,c]	1,873,987
Meredith, Sr. Unscd. Notes		6.88	2/1/26	1,107,000	[c]	1,138,826

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 141.2% (continued)
Consumer Discretionary - 11.3% (continued)
Midcontinent Communications, Gtd. Notes	6.88	8/15/23	1,155,000	[b,c]	1,219,969
Prime Security Services Borrower, Scd. Notes	9.25	5/15/23	2,981,000	[b,c]	3,238,111
Radiate Holdco, Sr. Unscd. Notes	6.88	2/15/23	933,000	[c]	907,343
Radiate Holdco, Sr. Unscd. Notes	6.63	2/15/25	960,000	[c]	895,200
Reliance Intermediate Holdings, Sr. Scd. Notes	6.50	4/1/23	1,493,000	[b,c]	1,554,512
TI Group Automotive Systems, Sr. Unscd. Notes	8.75	7/15/23	1,249,000	[b,c]	1,317,695
Townsquare Media, Gtd. Notes	6.50	4/1/23	1,285,000	[b,c]	1,212,719
William Lyon Homes, Gtd. Notes	5.88	1/31/25	2,270,000	[b]	2,210,412
William Lyon Homes, Sr. Unscd. Notes	6.00	9/1/23	530,000	[b,c]	531,656
				27,999,009
Consumer Staples - 3.3%
Albertsons, Gtd. Notes	6.63	6/15/24	2,130,000	[b]	1,919,662
Kronos Acquisition Holdings, Sr. Unscd. Notes	9.00	8/15/23	2,110,000	[b,c]	2,009,775
New Albertsons, Sr. Unscd. Bonds	8.00	5/1/31	2,390,000	[b]	1,977,725
Post Holdings, Gtd. Notes	8.00	7/15/25	1,975,000	[b,c]	2,224,344
				8,131,506
Energy - 18.1%
Alta Mesa Holdings, Gtd. Notes	7.88	12/15/24	1,865,000	[b]	1,951,256
California Resources, Scd. Notes	8.00	12/15/22	685,000	[b,c]	540,294
Carrizo Oil & Gas, Gtd. Notes	7.50	9/15/20	567,000	[b]	576,214
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	7.00	6/30/24	2,235,000	[b]	2,480,850
Chesapeake Energy, Gtd. Notes	8.00	6/15/27	915,000	[b,c]	876,113
Chesapeake Energy, Scd. Notes	8.00	12/15/22	392,000	[b,c]	415,030
Chesapeake Energy, Sr. Unscd. Notes	8.00	1/15/25	1,425,000	[b,c]	1,382,250
CVR Refining, Gtd. Notes	6.50	11/1/22	2,050,000	[b]	2,101,250

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 141.2% (continued)
Energy - 18.1% (continued)
Energy Transfer Equity, Sr. Scd. Notes	7.50	10/15/20	2,500,000	[b]	2,698,437
Enviva Partners, Gtd. Notes	8.50	11/1/21	2,695,000	[b]	2,860,069
Everest Acquisition Finance, Scd. Notes	8.00	2/15/25	640,000	[b,c]	430,400
Extraction Oil & Gas, Sr. Unscd. Notes	5.63	2/1/26	2,135,000	[c]	2,020,244
Forum Energy Technologies, Gtd. Notes	6.25	10/1/21	975,000	[b]	970,125
Genesis Energy, Gtd. Notes	6.75	8/1/22	1,900,000	[b]	1,959,375
Genesis Energy, Gtd. Notes	6.50	10/1/25	580,000	[b]	571,300
Gulfport Energy, Gtd. Notes	6.00	10/15/24	1,095,000	[b]	1,044,356
Matador Resources, Gtd. Notes	6.88	4/15/23	1,955,000	[b]	2,038,087
Nabors Industries, Gtd. Notes	9.25	1/15/19	1,700,000	[b]	1,776,500
Noble Holding International, Gtd. Notes	7.88	2/1/26	765,000	[c]	754,481
Oasis Petroleum, Gtd. Notes	6.88	3/15/22	1,200,000	[b]	1,220,088
PDC Energy, Gtd. Notes	6.13	9/15/24	1,490,000	[b]	1,527,250
Precision Drilling, Gtd. Notes	7.75	12/15/23	1,325,000	[b]	1,382,969
Semgroup, Gtd. Notes	7.25	3/15/26	3,000,000	[b]	3,007,500
SESI, Gtd. Notes	7.75	9/15/24	1,490,000	[b,c]	1,545,875
Shelf Drilling Holdings, Sr. Unscd. Notes	8.25	2/15/25	1,170,000	[b,c]	1,177,313
SRC Energy, Sr. Unscd. Notes	6.25	12/1/25	1,845,000	[b,c]	1,858,837
Trinidad Drilling, Sr. Unscd. Notes	6.63	2/15/25	1,710,000	[b,c]	1,603,125
Unit, Gtd. Notes	6.63	5/15/21	1,300,000	[b]	1,306,500
USA Compression Partners, Sr. Unscd. Notes	6.88	4/1/26	1,308,000	[b,c]	1,330,890
Whiting Petroleum, Sr. Unscd. Notes	6.63	1/15/26	1,630,000	[b,c]	1,644,263
				45,051,241

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 141.2% (continued)
Financials - 18.4%
Ally Financial, Gtd. Notes		7.50	9/15/20	860,000	[b]	932,025
Ally Financial, Gtd. Notes		8.00	11/1/31	3,045,000	[b]	3,730,125
Ashton Woods USA, Sr. Unscd. Notes		6.88	2/15/21	625,000	[b,c]	629,688
AssuredPartners, Sr. Unscd. Notes		7.00	8/15/25	1,090,000	[b,c]	1,079,100
Cabot Financial, Sr. Scd. Notes	GBP	8.38	8/1/20	475,000		691,051
Cabot Financial, Sr. Scd. Notes	GBP	7.50	10/1/23	1,200,000	[c]	1,765,671
Consolidated Energy Finance, Gtd. Notes		6.75	10/15/19	427,000	[b,c]	432,338
Eagle Holding Co II, Sr. Unscd. Notes		7.63	5/15/22	2,925,000	[b,c]	2,954,250
FBM Finance, Sr. Unscd. Notes		8.25	8/15/21	2,521,000	[b,c]	2,647,050
Garfunkelux Holdco 2, Scd. Bonds	GBP	11.00	11/1/23	1,170,000	[c]	1,666,129
Garfunkelux Holdco 3, Sr. Scd. Notes	GBP	8.50	11/1/22	595,000		848,432
Hub Holdings, Sr. Unscd. Notes		8.13	7/15/19	3,095,000	[b,c]	3,102,737
HUB International, Sr. Unscd. Notes		7.88	10/1/21	1,820,000	[b,c]	1,885,975
Icahn Enterprises, Gtd. Notes		6.25	2/1/22	1,000,000		1,020,000
International Lease Finance, Sr. Unscd. Notes		8.25	12/15/20	3,195,000	[b]	3,566,813
International Lease Finance, Sr. Unscd. Notes		8.63	1/15/22	1,255,000	[b]	1,464,502
JPMorgan Chase & Co., Jr. Sub. Notes		6.10	12/31/49	1,263,000		1,327,729
Ladder Capital Finance Holdings, Gtd. Notes		5.25	10/1/25	950,000	[c]	902,500
Navient, Sr. Unscd. Notes		8.45	6/15/18	2,675,000	[b]	2,704,425
Solera, Sr. Unscd. Notes		10.50	3/1/24	2,650,000	[b,c]	2,961,375
Tempo Acquisition, Sr. Unscd. Notes		6.75	6/1/25	1,205,000	[b,c]	1,206,506
Travelport Corporate Finance, Sr. Scd. Notes		6.00	3/15/26	1,305,000	[b,c]	1,313,156
USIS Merger Sub, Sr. Unscd. Notes		6.88	5/1/25	2,335,000	[b,c]	2,340,837

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 141.2% (continued)
Financials - 18.4% (continued)
VHF Parent, Scd. Notes		6.75	6/15/22	1,805,000	[b,c]	1,911,044
York Risk Services Holding, Gtd. Notes		8.50	10/1/22	2,920,000	[b,c]	2,744,800
					45,828,258
Health Care - 13.7%
Auris Luxembourg II, Sr. Scd. Bonds	EUR	8.00	1/15/23	530,000	[c]	681,740
Auris Luxembourg II, Sr. Scd. Bonds	EUR	8.00	1/15/23	1,165,000		1,498,541
Community Health Systems, Sr. Scd. Notes		6.25	3/31/23	990,000		916,988
HCA, Gtd. Notes		7.50	2/15/22	5,470,000	[b]	6,023,837
Jaguar Holding Co II, Gtd. Notes		6.38	8/1/23	390,000	[b,c]	395,363
MPH Acquisition Holdings, Sr. Unscd. Notes		7.13	6/1/24	2,645,000	[b,c]	2,737,575
NVA Holdings, Gtd. Notes		6.88	4/1/26	1,625,000	[c]	1,641,250
Polaris Intermediate, Sr. Unscd. Notes		8.50	12/1/22	2,925,000	[c]	2,990,842
Prestige Brands, Gtd. Notes		6.38	3/1/24	1,410,000	[b,c]	1,448,775
Synlab Unsecured Bondco, Gtd. Bonds	EUR	8.25	7/1/23	2,125,000		2,805,922
Tenet Healthcare, Sr. Unscd. Notes		8.13	4/1/22	2,235,000	[b]	2,338,369
Tenet Healthcare, Sr. Unscd. Notes		6.75	6/15/23	765,000	[b]	751,613
Universal Hospital Services, Scd. Notes		7.63	8/15/20	2,165,000	[b]	2,192,062
Valeant Pharmaceuticals International, Gtd. Notes		7.50	7/15/21	1,850,000	[b,c]	1,870,812
Valeant Pharmaceuticals International, Gtd. Notes		5.88	5/15/23	710,000	[b,c]	632,788
Valeant Pharmaceuticals International, Gtd. Notes		6.13	4/15/25	1,155,000	[b,c]	1,001,096
Valeant Pharmaceuticals International, Gtd. Notes		9.00	12/15/25	2,235,000	[b,c]	2,229,412
Valeant Pharmaceuticals International, Sr. Scd. Notes		7.00	3/15/24	490,000	[b,c]	512,663
West Street Merger Sub, Sr. Unscd. Notes		6.38	9/1/25	1,490,000	[b,c]	1,426,675
					34,096,323

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 141.2% (continued)
Industrials - 13.2%
Ahern Rentals, Scd. Notes		7.38	5/15/23	1,385,000	[b,c]	1,353,838
BlueLine Rental, Scd. Notes		9.25	3/15/24	1,875,000	[b,c]	2,015,025
Bombardier, Sr. Unscd. Notes		7.75	3/15/20	425,000	[b,c]	455,813
Bombardier, Sr. Unscd. Notes		7.50	3/15/25	1,745,000	[b,c]	1,799,531
Brand Industrial Services, Sr. Unscd. Notes		8.50	7/15/25	2,525,000	[b,c]	2,644,937
Cemex, Sr. Scd. Notes		7.75	4/16/26	1,310,000	[b,c]	1,446,502
Covanta Holding, Sr. Unscd. Notes		5.88	7/1/25	1,110,000		1,079,475
Engility, Gtd. Notes		8.88	9/1/24	2,075,000	[b]	2,165,159
Gates Global, Gtd. Notes		6.00	7/15/22	1,037,000	[b,c]	1,053,955
GFL Environmental, Sr. Unscd. Notes		9.88	2/1/21	2,630,000	[b,c]	2,781,225
Grinding Media, Sr. Scd. Notes		7.38	12/15/23	2,000,000	[b,c]	2,105,000
New Enterprise Stone & Lime Co., Sr. Scd. Notes		6.25	3/15/26	655,000	[c]	657,456
Pisces Midco, Sr. Scd. Notes		8.00	4/15/26	2,150,000	[c]	2,150,000
Team Health Holdings, Sr. Unscd. Notes		6.38	2/1/25	2,080,000	[b,c]	1,794,208
Titan Acquisition, Sr. Unscd. Notes		7.75	4/15/26	1,155,000	[b,c]	1,154,278
TransDigm, Gtd. Notes		6.50	5/15/25	900,000	[b]	911,250
Welbilt, Sr. Unscd. Notes		9.50	2/15/24	1,600,000		1,792,000
WFS Global Holding, Sr. Scd. Bonds	EUR	9.50	7/15/22	745,000		978,959
Wrangler Buyer, Sr. Unscd. Notes		6.00	10/1/25	405,000	[b,c]	399,938
XPO Logistics, Gtd. Notes		6.50	6/15/22	1,815,000	[b,c]	1,878,525
Zachry Holdings, Sr. Unscd. Notes		7.50	2/1/20	2,300,000	[b,c]	2,328,750
					32,945,824
Information Technology - 12.4%
Ascend Learning, Sr. Unscd. Notes		6.88	8/1/25	920,000	[b,c]	947,600

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 141.2% (continued)
Information Technology - 12.4% (continued)
BMC Software Finance, Sr. Unscd. Notes	8.13	7/15/21	1,480,000	[b,c]	1,485,550
Change Healthcare Holdings, Sr. Unscd. Notes	5.75	3/1/25	2,400,000	[b,c]	2,388,720
Dell International, Gtd. Notes	7.13	6/15/24	1,895,000	[b,c]	2,024,748
Everi Payments, Gtd. Notes	7.50	12/15/25	1,815,000	[b,c]	1,846,762
Exela Intermediate, Sr. Scd. Notes	10.00	7/15/23	695,000	[b,c]	706,294
First Data, Gtd. Notes	7.00	12/1/23	4,450,000	[b,c]	4,689,187
Genesys Telecommunications Laboratories, Gtd. Notes	10.00	11/30/24	2,590,000	[b,c]	2,881,375
Infor Software Parent, Gtd. Notes	7.13	5/1/21	1,460,000	[b,c]	1,480,075
Infor US, Gtd. Notes	6.50	5/15/22	735,000	[b]	751,538
Rackspace Hosting, Sr. Unscd. Notes	8.63	11/15/24	1,960,000	[b,c]	1,940,400
Riverbed Technology, Gtd. Notes	8.88	3/1/23	1,274,000	[b,c]	1,215,078
RP Crown Parent, Sr. Scd. Notes	7.38	10/15/24	1,795,000	[b,c]	1,862,312
Sophia, Sr. Unscd. Notes	9.00	9/30/23	2,435,000	[b,c]	2,568,925
TTM Technologies, Gtd. Notes	5.63	10/1/25	1,250,000	[b,c]	1,246,875
ViaSat, Sr. Unscd. Notes	5.63	9/15/25	1,150,000	[b,c]	1,112,970
West, Sr. Unscd. Notes	8.50	10/15/25	1,695,000	[c]	1,648,388
				30,796,797
Materials - 24.0%
AK Steel, Gtd. Notes	7.00	3/15/27	1,495,000	[b]	1,468,838
ArcelorMittal, Sr. Unscd. Bonds	7.25	10/15/39	935,000	[b]	1,110,313
ARD Finance, Sr. Scd. Notes	7.13	9/15/23	2,000,000	[b]	2,077,500
ARD Securities Finance, Sr. Scd. Notes	8.75	1/31/23	725,000	[b,c]	761,250
Ardagh Packaging Finance, Gtd. Notes	7.25	5/15/24	3,490,000	[b,c]	3,725,575
Big River Steel, Sr. Scd. Notes	7.25	9/1/25	2,275,000	[b,c]	2,366,000

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 141.2% (continued)
Materials - 24.0% (continued)
BWAY Holding, Sr. Unscd. Notes		7.25	4/15/25	4,160,000	[b,c]	4,253,600
Chemours, Gtd. Notes		7.00	5/15/25	1,540,000	[b]	1,670,900
Consolidated Energy Finance, Sr. Unscd. Notes		6.88	6/15/25	1,225,000	[b,c]	1,286,250
Constellium, Sr. Unscd. Notes		6.63	3/1/25	1,930,000	[b,c]	1,958,950
CVR Partners, Scd. Notes		9.25	6/15/23	2,320,000	[b,c]	2,478,804
First Quantum Minerals, Gtd. Notes		7.25	4/1/23	1,750,000	[b,c]	1,728,125
First Quantum Minerals, Gtd. Notes		6.88	3/1/26	1,490,000	[c]	1,419,225
FMG Resources August 2006, Sr. Scd. Notes		9.75	3/1/22	1,625,000	[b,c]	1,791,562
Freeport-McMoRan, Gtd. Notes		5.45	3/15/43	1,145,000	[b]	1,058,782
Hexion, Sr. Scd. Notes		6.63	4/15/20	630,000	[b]	590,625
Hillman Group, Gtd. Notes		6.38	7/15/22	1,265,000	[b,c]	1,227,050
Horizon Parent Holdings, Sr. Scd. Bonds	EUR	8.25	2/15/22	1,735,000	[c]	2,263,360
Hudbay Minerals, Gtd. Notes		7.63	1/15/25	2,700,000	[b,c]	2,865,375
Kleopatra Holdings I, Sr. Scd. Notes	EUR	8.50	6/30/23	1,335,000	[c]	1,465,246
Kraton Polymers, Gtd. Notes		10.50	4/15/23	3,577,000	[b,c]	3,988,355
Kraton Polymers, Gtd. Notes		7.00	4/15/25	1,480,000	[b,c]	1,539,200
Mercer International, Sr. Unscd. Notes		6.50	2/1/24	255,000	[b]	267,750
Mercer International, Sr. Unscd. Notes		5.50	1/15/26	640,000	[c]	636,800
Novelis, Gtd. Notes		6.25	8/15/24	840,000	[b,c]	863,100
Novelis, Gtd. Notes		5.88	9/30/26	665,000	[b,c]	656,688
Peabody Energy, Sr. Scd. Notes		6.00	3/31/22	380,000	[c]	389,025
Peabody Energy, Sr. Scd. Notes		6.38	3/31/25	465,000	[c]	484,181
Ply Gem Industries, Gtd. Notes		6.50	2/1/22	435,000	[b]	449,496

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 141.2% (continued)
Materials - 24.0% (continued)
Reynolds Group Issuer, Gtd. Notes		7.00	7/15/24	2,620,000	[b,c]	2,747,725
Signode Industrial Group, Gtd. Notes		6.38	5/1/22	2,520,000	[b,c]	2,601,900
Summit Materials, Gtd. Notes		8.50	4/15/22	2,030,000	[b]	2,197,475
Teck Resources, Gtd. Notes		8.50	6/1/24	830,000	[b,c]	924,371
Teck Resources, Gtd. Notes		6.25	7/15/41	525,000	[b]	559,125
Tronox Finance, Gtd. Notes		7.50	3/15/22	975,000	[b,c]	1,012,164
United States Steel, Sr. Unscd. Notes		6.25	3/15/26	695,000	[b]	694,131
Univar USA, Gtd. Notes		6.75	7/15/23	1,200,000	[b,c]	1,243,500
W/S Packaging Holdings, Sr. Scd. Notes		9.00	4/15/23	920,000	[c]	936,100
					59,758,416
Real Estate - 1.3%
Greystar Real Estate Partners, Sr. Scd. Notes		5.75	12/1/25	1,835,000	[b,c]	1,835,000
Uniti Group, Gtd. Notes		8.25	10/15/23	1,450,000	[b]	1,377,500
					3,212,500
Telecommunications - 17.4%
Altice Financing, Sr. Scd. Bonds		7.50	5/15/26	380,000	[b,c]	373,350
Altice Finco, Gtd. Notes		7.63	2/15/25	405,000	[b,c]	400,950
Altice Finco, Scd. Notes		8.13	1/15/24	1,900,000	[b,c]	1,966,500
Altice Luxembourg, Gtd. Notes		7.75	5/15/22	2,330,000	[b,c]	2,169,812
Altice Luxembourg, Gtd. Notes		7.63	2/15/25	2,060,000	[b,c]	1,769,025
CB Escrow, Sr. Unscd. Notes		8.00	10/15/25	1,270,000	[b,c]	1,189,038
CenturyLink, Sr. Unscd. Notes, Ser. W		6.75	12/1/23	2,915,000	[b]	2,849,412
Crystal Almond, Sr. Scd. Bonds	EUR	10.00	11/1/21	1,150,000		1,544,162
CSC Holdings, Sr. Unscd. Notes		10.13	1/15/23	4,900,000	[b,c]	5,451,250
Digicel, Gtd. Notes		6.75	3/1/23	615,000	[b,c]	556,501

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 141.2% (continued)
Telecommunications - 17.4% (continued)
Digicel Group, Sr. Unscd. Notes	8.25	9/30/20	3,175,000	[b,c]	2,746,375
Digicel Group, Sr. Unscd. Notes	7.13	4/1/22	1,425,000	[b,c]	1,116,844
DISH DBS, Gtd. Notes	7.75	7/1/26	4,320,000	[b]	4,082,400
Frontier Communications, Scd. Notes	8.50	4/1/26	915,000	[c]	889,838
Frontier Communications, Sr. Unscd. Notes	10.50	9/15/22	670,000		563,691
Hughes Satellite Systems, Gtd. Notes	7.63	6/15/21	3,010,000	[b]	3,241,529
Intelsat Jackson Holdings, Gtd. Notes	7.25	10/15/20	590,000		548,700
Intelsat Jackson Holdings, Gtd. Notes	7.50	4/1/21	770,000	[b]	700,700
Intelsat Jackson Holdings, Sr. Unscd. Notes	9.75	7/15/25	390,000	[b,c]	365,138
Sable International Finance, Gtd. Notes	6.88	8/1/22	2,385,000	[b,c]	2,510,212
Sprint, Gtd. Notes	7.63	2/15/25	375,000	[b]	369,844
Sprint Capital, Gtd. Notes	8.75	3/15/32	540,000	[b]	565,650
Sprint Communications, Gtd. Notes	9.00	11/15/18	1,175,000	[b,c]	1,213,188
Sprint Communications, Sr. Unscd. Notes	11.50	11/15/21	5,325,000	[b]	6,203,625
				43,387,734
Utilities - 2.2%
Dynegy, Gtd. Notes	7.63	11/1/24	1,495,000	[b]	1,620,206
NRG Energy, Gtd. Notes	7.25	5/15/26	1,400,000		1,491,000
NRG Energy, Gtd. Notes	6.63	1/15/27	950,000	[b]	976,125
The Williams Companies, Sr. Unscd. Notes	7.88	9/1/21	1,335,000	[b]	1,506,881
				5,594,212
Total Bonds and Notes (cost $345,926,126)			351,485,870

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 3.1%
Energy - .5%
Granite Acquisition, Second Lien Term B Loan, 3 Month LIBOR + 7.25%	9.55	10/14/22	1,125,000	[d]	1,140,823
Financials - 1.6%
Asurion, Term Loan, 3 Month LIBOR + 6.00%	7.88	7/14/25	2,810,000	[d]	2,891,490
Capital Automotive, Term Loan, 3 Month LIBOR + 6.00%	7.65	3/21/25	1,115,000	[d]	1,129,640
				4,021,130
Information Technology - 1.0%
Almonde, Second Lien Term Loan, 3 Month LIBOR + 7.25%	9.23	4/28/25	1,510,000	[d]	1,499,498
Paysafe Group, Second Lien Term Loan, 3 Month LIBOR + 7.25%	8.92	11/17/25	935,000	[d]	940,844
				2,440,342
Total Floating Rate Loan Interests (cost $7,585,834)			7,602,295
Description			Shares		Value ($)
Other Investment - 2.4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,104,455)	1.64		6,104,455	[e]	6,104,455
Total Investments (cost $359,616,415)			146.7%	365,192,620
Liabilities, Less Cash and Receivables			(46.7%)	(116,302,260)
Net Assets			100.0%	248,890,360

LIBOR—London Interbank Offered Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.
b Security, or portion thereof, has been pledged as collateral for Revolving Credit and Security Agreement.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2018, these securities were valued at $226,679,329 or 91.08% of net assets.
d Variable rate security—rate shown is the interest rate in effect at period end.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	139.1
Floating Rate Loan Interests	3.1
Money Market Investment	2.4
Collateralized Loan Obligations	2.1
146.7

† Based on net assets.
See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 3/31/17 ($)	Purchases ($)	Sales ($)	Value 3/31/18 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,656,744	133,044,126	131,596,415	6,104,455	2.4	74,605

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2018

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Bank
United States Dollar	2,636,796	Euro	2,130,000	4/26/18	10,718
United States Dollar	7,606,685	British Pound	5,360,000	4/26/18	77,652
Commonwealth Bank of Australia
United States Dollar	5,283,335	Euro	4,270,000	4/26/18	18,850
Goldman Sachs International
Euro	1,230,000	United States Dollar	1,522,993	4/26/18	(6,526)
Morgan Stanley Capital Services
United States Dollar	5,087,605	Euro	4,110,000	4/26/18	20,384
Gross Unrealized Appreciation					127,604
Gross Unrealized Depreciation					(6,526)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	353,511,960	359,088,165
Affiliated issuers	6,104,455	6,104,455
Cash		137,840
Cash denominated in foreign currency	60,737	61,038
Dividends and interest receivable		7,154,014
Receivable for investment securities sold		6,053,657
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		127,604
Prepaid expenses		221,904
		378,948,677
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		251,549
Loan payable—Note 2		116,000,000
Payable for investment securities purchased		11,658,748
Dividends payable		1,708,631
Interest and loan fees payable—Note 2		237,520
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		6,526
Accrued expenses		195,343
		130,058,317
Net Assets ($)		248,890,360
Composition of Net Assets ($):
Paid-in capital		277,482,487
Accumulated distributions in excess of investment income—net		(360,627)
Accumulated net realized gain (loss) on investments		(33,935,941)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		5,704,441
Net Assets ($)		248,890,360
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,707,688
Net Asset Value Per Share ($)		3.42

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2018

Investment Income ($):
Income:
Interest	25,526,756
Dividends from affiliated issuers	74,605
Total Income	25,601,361
Expenses:
Management fee—Note 3(a)	2,807,644
Interest expense—Note 2	2,760,238
Professional fees	213,879
Registration fees	65,109
Trustees’ fees and expenses—Note 3(c)	56,628
Shareholders’ reports	32,646
Custodian fees—Note 3(b)	27,374
Shareholder servicing costs	17,189
Miscellaneous	80,565
Total Expenses	6,061,272
Less—reduction in fees due to earnings credits—Note 3(b)	(1,491)
Net Expenses	6,059,781
Investment Income—Net	19,541,580
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,351,732
Net realized gain (loss) on forward foreign currency exchange contracts	(2,195,810)
Net Realized Gain (Loss)	155,922
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(8,173,895)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	24,091
Net Unrealized Appreciation (Depreciation)	(8,149,804)
Net Realized and Unrealized Gain (Loss) on Investments	(7,993,882)
Net Increase in Net Assets Resulting from Operations	11,547,698

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2018

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(166,294,085)
Net payments for purchases of short-term securities	(1,445,842)
Proceeds from sales of portfolio securities	168,845,152
Interest received	27,274,403
Dividends received	68,796
Interest and loan fees paid	(2,664,526)
Operating expenses paid	(429,883)
Paid to The Dreyfus Corporation	(2,820,799)
Realized loss from forward foreign currency exchange contracts transactions	(2,195,810)
Net Cash Provided by Operating Activities		20,337,406
Cash Flows from Financing Activities ($):
Dividends paid	(21,594,183)
Net Cash Provided in Financing Activities		(21,594,183)
Net increase (decrease) in cash		(1,256,777)
Cash and cash denominated in foreign currency at beginning of period		1,455,655
Cash and cash denominated in foreign currency at end of period		198,878
Reconciliation of Net increase (decrease) in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		11,547,698
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(166,294,085)
Proceeds from sales of portfolio securities		168,845,152
Net payments for purchases of short-term securities		(1,445,842)
Decrease in interest receivable		84,141
Increase in dividends receivable		(5,809)
Increase in interest and loan fees payable		65,233
Increase in accrued operating expenses		28,546
Decrease in Due to The Dreyfus Corporation and affiliates		(13,155)
Decrease in prepaid expenses		65,440
Net realized gain on investments and foreign currency transactions		(155,922)
Net unrealized depreciation on investments and foreign currency transactions		8,149,804
Net amortization of premiums on investments		1,662,015
Realized loss from forward foreign currency exchange contracts transactions		(2,195,810)
Net Cash Provided By Operating Activities		20,337,406

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2018	2017
Operations ($):
Investment income—net	19,541,580	20,789,322
Net realized gain (loss) on investments	155,922	(539,402)
Net unrealized appreciation (depreciation) on investments	(8,149,804)	24,778,070
Net Increase (Decrease) in Net Assets Resulting from Operations	11,547,698	45,027,990
Distributions to Shareholders from ($):
Investment income—net	(21,376,060)	(23,477,376)
Beneficial Interest Transactions ($):
Distributions reinvested	-	224,060
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	-	224,060
Total Increase (Decrease) in Net Assets	(9,828,362)	21,774,674
Net Assets ($):
Beginning of Period	258,718,722	236,944,048
End of Period	248,890,360	258,718,722
Distributions in excess of investment income—net	(360,627)	(1,051,214)
Capital Share Transactions (Shares):
Shares issued for distributions reinvested	-	65,443

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Year Ended March 31,
	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	3.56	3.26	3.84	4.11	4.10
Investment Operations:
Investment income—net[a]	.27	.29	.30	.32	.36
Net realized and unrealized gain (loss) on investments	(.12)	.33	(.53)	(.23)	.05
Total from Investment Operations	.15	.62	(.23)	.09	.41
Distributions:
Dividends from investment income—net	(.29)	(.32)	(.35)	(.36)	(.40)
Net asset value, end of period	3.42	3.56	3.26	3.84	4.11
Market value, end of period	3.19	3.39	3.13	3.65	4.19
Total Return (%)[b]	2.53	19.23	(4.44)	(4.51)	4.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.35	2.12	1.91	1.81	1.92
Ratio of net expenses to average net assets	2.35	2.12	1.91	1.74	1.71
Ratio of interest expense to average net assets	1.07	.83	.64	.52	.51
Ratio of net investment income to average net assets	7.57	8.30	8.63	8.04	8.80
Portfolio Turnover Rate	47.03	53.96	54.23	48.20	48.39
Net Assets, end of period ($ x 1,000)	248,890	258,719	236,944	279,308	297,911
Average borrowings outstanding ($ x 1,000)	116,241	114,882	116,593	120,000	120,000
Weighted average number of fund
shares outstanding ($ x 1,000)	72,708	72,708	72,642	72,621	72,518
Average amount of debt per share ($)	1.60	1.58	1.61	1.65	1.65

a Based on average shares outstanding.
b Calculated based on market value.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair

NOTES TO FINANCIAL STATEMENTS (continued)

valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2018 in valuing the fund’s investments:

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Collateralized Loan Obligations†	–	5,342,299	–	5,342,299
Corporate Bonds†	–	346,143,571	–	346,143,571
Floating Rate Loan Interests†	–	7,602,295	–	7,602,295
Registered Investment Company	6,104,455	–	–	6,104,455
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	127,604	–	127,604
Liabilities($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	(6,526)	–	(6,526)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At March 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund may invest in collateralized loan obligations (CLOs). A CLO is a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior

NOTES TO FINANCIAL STATEMENTS (continued)

unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which is subordinate to the other tranches in the event of defaults from the loans in the trust. Senior tranches typically have higher ratings and lower yields than the CLO's underlying securities and subordinated tranches, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it. The fund will not invest in CLO equity tranches.

The risks of an investment in a CLO depend largely on the type of the collateral and the tranche of the CLO in which the fund invests. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CLO securities as an asset class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws and may not have an active secondary trading market. As a result, investments in CLOs may be characterized by the fund as illiquid securities. In addition to the normal risks associated with credit-related securities discussed elsewhere in this prospectus (e.g., interest rate risk and default risk), investments in CLOs may be more volatile, less liquid and more difficult to price than other types of investments.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

The fund is permitted to invest up to 10% of the fund’s total assets in floating rate loans. Unlike publicly-traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.

(f) Dividends and distributions to Shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Shareholders will have their distributions reinvested in additional shares of the fund, unless such Shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

NOTES TO FINANCIAL STATEMENTS (continued)

On March 27, 2018, the Board declared a cash dividend of $0.0235 per share from undistributed investment income-net, payable on April 25, 2018 to Shareholders of record as of the close of business on April 11, 2018. The ex-dividend date was April 10, 2018.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,348,004, accumulated capital losses $30,382,069 and unrealized appreciation $2,150,569.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2018. The fund has $7,138,603 of short-term capital losses and $23,243,466 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2018 and March 31, 2017 were as follows: ordinary income $21,376,060 and $23,477,376, respectively.

During the period ended March 31, 2018, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premium, consent fees, capital loss carryover expiration and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $2,525,067, increased accumulated net realized gain (loss) on investments by $30,939,072 and decreased paid-in capital by

$33,464,139. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 21, 2018, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Rate Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $297,128,859 as of March 31, 2018. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Rate Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended March 31, 2018, total expenses pursuant to the Agreement amounted to $2,760,238.

The average amount of borrowings outstanding under the Agreement during the period ended March 31, 2018 was $116,241,100, with a related weighted average annualized interest rate of 2.37% and is inclusive of all expenses related to the Agreement.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with Dreyfus, the management and administration fee is computed at the annual rate of .75% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended March 31, 2018, the fund was charged $27,374 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,491.

The fund has an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

During the period ended March 31, 2018, the fund was charged $7,232 for services performed by the Chief Compliance Officer and his staff.

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $233,453, custodian fees $16,200 and Chief Compliance Officer fees $1,896.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2018, amounted to $172,713,258 and $174,796,193, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2018 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of

Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at March 31, 2018 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2018, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	127,604	(6,526)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	127,604	(6,526)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	127,604	(6,526)

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2018:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	88,370		-	-	88,370
Commonwealth Bank of Australia	18,850		-	-	18,850
Morgan Stanley Capital Services	20,384		-	-	20,384
Total	127,604		-	-	127,604

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Goldman Sachs International	(6,526)		-	-	(6,526)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2018:

Average Market Value ($)
Forward contracts	22,245,107

At March 31, 2018, the cost of investments inclusive of derivative contracts for federal income tax purposes was $363,049,209; accordingly, accumulated net unrealized appreciation on investments was $2,143,411, consisting of $10,778,462 gross unrealized appreciation and $8,635,051 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus High Yield Strategies Fund (the Fund), including the statements of investments, forward foreign currency exchange contracts and investments in affiliated issuers, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus advised investment companies since 1994.

New York, New York
May 29, 2018

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the fund, fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

Computershare Inc. (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee. The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

ADDITIONAL INFORMATION (Unaudited) (continued)

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Supplemental Information

During the period ended March 31, 2018, there were: (i) no material changes in the fund’s investment objectives or fundamental investment policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, and On February 22, 2018, the Board approved the appointment of Leland Hart as a primary portfolio manager for the fund. Mr. Hart will manage the fund with the fund’s current primary portfolio managers, Chris Barris and Kevin Cronk.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than 74.54% as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 21-22, 2018, the Board considered the renewal of the fund’s Investment Management and Administration Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives stated that the fund was a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to intermediaries and shareholders.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was at or above the Performance Group and Performance Universe medians in all periods, except the two-year period when the fund’s total return performance was below the Performance Group and Performance Universe medians and the ten-year period when the fund’s performance was below the Performance Group median. The Board also considered that the fund’s total return performance, on a market price basis, was at or below the Performance Group and Performance Universe medians in all periods, except the five- and ten-year periods when the fund’s performance was above the Performance Universe median. The Board also considered that the fund’s yield performance, on a net asset value basis, was at or above the Performance Group median for six of the one-year periods ended December 31st and was above the Performance Universe median for eight of the ten one-year periods ended December 31st. The Board also considered that the fund’s yield performance, on a market value basis, was above the Performance Group and Performance Universe medians for seven of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board was reminded that the fund’s management fee was .75% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”). The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group medians (based on both Managed Assets and common assets alone) and below and at the Expense Universe medians (based on both Managed Assets and common assets alone, respectively). The Board also noted that the fund’s total expense ratio, which was provided by Broadridge and included investment-related expenses such as costs associated with the fund’s leverage, was below the Expense Group medians (based on both Managed Assets and common assets alone) and slightly above the Expense Universe medians (based on both Managed Assets and common assets alone).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, stating that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and considered that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Current term expires in 2017

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 124

———————

Francine J. Bovich (66)

Board Member (2011)

Current term expires in 2018

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Director, Annaly Capital Management, Inc., a real estate trust (May 2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Kenneth A. Himmel (71)

Board Member (1998)

Current term expires in 2017

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 25

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (70)

Board Member (1998)

Current term expires in 2018

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 25

———————

Roslyn M. Watson (68)

Board Member (1998)

Current term expires in 2019

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Current term expires in 2019

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 79

———————

The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 124 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 30 years old and has been an employee of the Manager since October 2016.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 56 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017; from March 2013 to December 2017 Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 149 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since September 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 149 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 149 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NOTES

NOTES

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

Trustees	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
Francine J. Bovich	Joseph W. Connolly
Kenneth A. Himmel	Portfolio Managers
Stephen J. Lockwood	Chris Barris
Roslyn M. Watson	Kevin Cronk
Benaree Pratt Wiley	Leland Hart
Officers
President	Manager
Bradley J. Skapyak	The Dreyfus Corporation
Chief Legal Officer
Bennett A. MacDougall
Vice President and Secretary	Custodian
James Bitetto	The Bank of New York Mellon
Vice Presidents and Assistant Secretaries	Counsel
Joseph M. Chioffi	K&L Gates LLP
Sonalee Cross	Transfer Agent,
Maureen E. Kane	Dividend Disbursing Agent
Sarah S. Kelleher	Computershare Inc.
Jeff Prusnofsky	Stock Exchange Listing
Natalya Zelensky	NYSE Symbol: DHF
Treasurer	Initial SEC Effective Date
James Windels	4/23/98
Assistant Treasurer
Richard Cassaro
Gavin C. Reilly
Robert S. Robol
Robert Salviolo
Robert Svagna

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DHF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0430AR0318

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $102,600 in 2017 and $104,140 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,280 in 2017 and $5,360 in 2018. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,600 in 2017 and $2,650 in 2018. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2017 and $0 in 2018.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,315,000 in 2017 and $18,186,000 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, Francine J. Bovich, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board has delegated to The Dreyfus Corporation ("Dreyfus") the authority to vote proxies of companies held in the fund's portfolio.

Information regarding how the fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on the fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in The Bank of New York Mellon Corporation's ("BNY Mellon") Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines").  This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNY Mellon and its direct and indirect subsidiaries, including Dreyfus ("BNYM") has proxy voting authority).

Securities Out on Loan.  It is Dreyfus' policy to seek to vote all proxies for securities held in the fund's portfolios for which Dreyfus has voting authority.  However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities Out on Loan.  For securities that the fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights.  In order to vote the proxies of securities out on loan, the securities must be recalled prior to the established record date.  The fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest.  Dreyfus seeks to avoid material conflicts of interest between the fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee.  The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies the BNY Mellon Voting Guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provide by third party proxy advisory services (including Institutional Shareholder Services, Inc. and Glass Lewis & Co., LLC (the "Proxy Advisers")) and without consideration of any client relationship factors.  The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the BNY Mellon Proxy Voting Guidelines.  In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  The following information is as of May 29, 2018, the date of the filing of this report:

Chris Barris, Kevin Cronk, CFA and Leland Hart are the fund's primary portfolio managers, positions they have held since October 2010, September 2012 and February 2018, respectively. Mr. Barris has been a portfolio manager of the fund and employed by Dreyfus since July 2007. Mr. Barris is head of global high yield and a senior portfolio manager at Alcentra NY, LLC (Alcentra), an affiliate of Dreyfus, which he joined in January 2013. He joined Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, in 2005, where he is director of global high yield and a senior portfolio manager. Mr. Cronk has been a portfolio manager of the fund and employed by Dreyfus since July 2012. Mr. Cronk is head of U.S. credit research and a portfolio manager at Alcentra, which he joined in January 2013. He joined Standish in 2011, where he is a senior credit analyst and portfolio manager. Prior to joining Standish, he worked as a high yield analyst and portfolio manager at Columbia Management, which he joined in 1999. Mr. Hart is the Managing Director and Head of U.S. Loans and High Yield at Alcentra, which he joined in January 2018.  He joined BlackRock Asset Management, where he was a Managing Director, having joined in 2009. Messrs. Barris, Cronk and Hart manage the fund as employees of Dreyfus.

 (a)(2) The following information is as of March 31, 2018:

Portfolio Managers. The Registrant's investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Trust's Board to execute purchases and sales of securities. Chris Barris, Kevin Cronk and Leland Hart are the Registrant's primary portfolio managers.  Messrs. Barris, Cronk and Hart are dual employees of Alcentra and Dreyfus.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals.  Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management.  Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of March 31, 2018:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Barris	4	$2.73 billion	4	$718 million	7	$630 million
Kevin Cronk	4	$2.73 billion	4	$889 million	1	$3.39 billion
Leland Hart	4	$2.73 billion	7	$1.49 billion	18	$8.23 billion

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager is as follows as of March 31, 2018:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	Dreyfus High Yield Strategies Fund	8,000 Shares
Kevin Cronk	Dreyfus High Yield Strategies Fund	9,200 Shares
Leland Hart	Dreyfus High Yield Strategies Fund	0

Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of the management of Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. For these or other reasons, the portfolio manager may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of Dreyfus and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of Dreyfus' portfolio managers.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    May 29, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    May 29, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)